Exhibit 10.2

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT ("Guaranty Agreement"), dated as of August 31, 2010, is executed and delivered by Richard J. Kurtz, an individual ("Guarantor") to BANK OF AMERICA, N.A., as ("Lender") under the Loan and Security Agreement, as follows:

Definitions

The following terms shall have the following meanings wherever used in this Guaranty Agreement:

“Borrower” means Lapolla Industries, Inc., a Delaware corporation.

“Full Payment” has the meaning specified in the Loan and Security Agreement.

“Guaranteed Obligations” means the Obligations from time to time owing by Borrower to Lender under or in respect of the Term Loan, including without limitation, all unpaid principal and accrued interest thereunder and all costs, fees and expenses owing by Borrower to Lender with respect thereto.

“Guarantor” has the meaning specified in the introductory paragraph hereof.

“Guaranty Agreement” has the meaning specified in the introductory paragraph hereof.

“Lender” has the meaning specified in the introductory paragraph hereof..

“Loan and Security Agreement” means the certain Loan and Security Agreement, dated as of August 31, 2010, between Borrower and the Lender (as such agreement may be renewed, extended, amended, restated, amended and restated, supplemented, increased, restated, replaced or otherwise modified from time to time).

“Obligations” means the "Obligations" as defined by the Loan and Security Agreement (which definition is incorporated herein by reference), which includes but is not limited to the Guaranteed Obligations.

“Term Loan” means the “Term Loan” as defined by the Loan and Security Agreement (which definition is incorporated herein by reference), which includes but is not limited to the Guaranteed Obligations.

Other terms defined in the Loan and Security Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings in this Guaranty Agreement as are provided by the Loan and Security Agreement, and each of such definitions hereby is deemed to be incorporated herein by reference.  Guarantor expressly acknowledges that he has read and is familiar with all such incorporated definitions and agrees that incorporation of same herein shall be deemed to have the same effect and enforceability herein as though each of such incorporated definitions is set forth herein at length.

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R E C I T A L S:

A.           Borrower and Lender have executed and entered into the Loan and Security Agreement, which (among other things) provides for Loans by Lender to Borrower and for the issuance of Letters of Credit on the terms and conditions prescribed therein.

B.           This Guaranty Agreement is required by the Loan and Security Agreement and Guarantor's execution and delivery hereof is a condition (among other conditions) to the making of the Loans and the issuance of the Letters of Credit.

C.           Guarantor owns a majority of the issued and outstanding Equity Interests of Borrower and has determined that (i) Guarantor will directly and indirectly benefit from the availability of financing to Borrower under the Loan and Security Agreement and the other transactions evidenced by and contemplated by the Loan Documents, (ii) Guarantor will benefit, directly and indirectly, from executing and delivering this Guaranty Agreement and (iii) it is in Guarantor's best interest to execute and deliver and, if called upon to do so, to perform his obligations under this Guaranty Agreement..

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

1.            Guaranty of Guaranteed Obligations.  This Guaranty Agreement is executed by Guarantor pursuant to the Loan and Security Agreement and is for the benefit of Lender.  As an inducement to Lender to enter into the Loan Documents and make the Term Loan and extend credit and other financial accommodations to Borrower under the Loan Documents, for value received, Guarantor hereby unconditionally, irrevocably and absolutely guarantees to Lender the prompt and Full Payment of the Guaranteed Obligations when due or declared to be due and at all times thereafter.

2.            Nature of Guaranty.  This Guaranty Agreement is and shall be an absolute, unconditional, irrevocable and continuing unlimited guaranty of payment, and not solely of collection.  Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan and Security Agreement and the other Loan Documents, without setoff or counterclaim, and regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto.  The Guaranteed Obligations may be increased, reduced or paid in full at any time and from time to time without affecting the liability or obligation of Guarantor under this Guaranty Agreement with respect to all Guaranteed Obligations, whenever incurred or arising.  All Guaranteed Obligations now or hereafter arising shall be conclusively presumed to have been made or acquired in acceptance hereof.  Guarantor shall be liable, jointly and severally, with Borrower and any other Person now or hereafter obligated in respect of the payment of the Guaranteed Obligations, or any portion thereof.  It is the intention of Guarantor and Lender and that Guarantor's liabilities and obligations hereunder shall not be discharged except by Guarantor's Full Payment of such liabilities and obligations and then only to the extent of such payment (to the extent not otherwise satisfied by Borrower or any other Person now or hereafter obligated in respect of the Guaranteed Obligations).

3.             Representations and Warranties.  Guarantor hereby represents and warrants to Lender as follows:

(a)           This Guaranty Agreement is a legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

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(b)           Guarantor has filed all federal, and all material state and local tax returns and other reports that he is required by law to file, and has paid, or made provision for the payment of, all federal Taxes and all other material Taxes upon him, his income and his Properties that are due and payable, except to the extent being Properly Contested.

(c)           Guarantor is in compliance, in all material respects with all Applicable Law, except where noncompliance could not reasonably be expected to have a Material Adverse Effect.

(d)           Guarantor has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Loan and Security Agreement and the other Loan Documents.  The value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder.

(e)           Guarantor is currently informed of the financial condition of Borrower, each other Obligor and any and all other Persons obligated in respect of the Guaranteed Obligations and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations.  Guarantor has read and understands the terms and conditions of the Loan Documents.  Guarantor is familiar with, and has had an opportunity to review the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all property intended to be security for the payment of all or any part of the Guaranteed Obligations; provided that Guarantor is not relying on such financial condition or the existence or value of any such security as an inducement to enter into this Guaranty Agreement.  Guarantor has adequate means to obtain, on a continuing basis, information concerning the financial condition of Borrower and the other Obligors.  Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding or agreement that any Person other than Guarantor will be liable to pay the Guaranteed Obligations.  Lender has not made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty Agreement.

(f)           Each brokerage or other security account maintained by Guarantor as of the date of this Guaranty Agreement is listed as follows:  (a) UBS, (b) Merrill Lynch, and (c) Cantone Research, Inc.

4.             Covenants.  Guarantor agrees that until all Term Loan Commitments have been terminated and the Full Payment of Obligations:

(a)           Guarantor promises to deliver to Lender:

(i)           promptly as soon as available and in any event within 90 days after the close of each Fiscal Year, financial statements for Guarantor, in form and substance satisfactory to Lender, certified by Guarantor as being true and correct in all material respects;

(ii)         promptly upon opening any brokerage or other securities account other than as listed in Section 3(f), written notice providing the name, account number and financial intermediary for each such account;

(iii)        promptly as soon as available and in any event within 30 days after the last day of each March, June, September and December, copies of the monthly statement for each of Guarantor’s brokerage or other securities accounts as of the last day of such month; and

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(iv)        such other reports and information (financial or otherwise) as Lender may request from time to time in connection with Guarantor’s financial condition or business.

(b)           Guarantor shall comply with all Applicable Laws applicable with respect to Guarantor unless failure to comply (other than failure to comply with Anti-Terrorism Laws) could not reasonably be expected to have a Material Adverse Effect.

(c)           Guarantor shall pay and discharge all material Taxes prior to the date on which they become delinquent or penalties attach, unless such Taxes are being Properly Contested.

(d)           Guarantor shall not take any action that would result in the occurrence of an Event of Default under Section 1.1(e) or Section 11.1(m) of the Loan and Security Agreement.

5.             Obligations Not Impaired.  Guarantor agrees that his obligations hereunder and under the other Loan Documents to which he is a party shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events:  (i) lack of organizational authority of Borrower or any other Obligor; (ii) any receivership, insolvency, bankruptcy or other proceedings affecting Borrower or any other Obligor or its property; (iii) partial or total release or discharge of Borrower or any other Obligor or other Person from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Obligations, whether occurring pursuant to any Applicable Law or otherwise; (iv) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all the Guaranteed Obligations, or any portion thereof, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, any of the Loan Documents; (v) the taking or accepting of any collateral security for all or any part of the Guaranteed Obligations, this Guaranty Agreement or any other guaranty; (vi) the taking or accepting of any other guaranty for all or any part of the Guaranteed Obligations; (vii) any failure to acquire, perfect or continue any Lien on Collateral securing all or any part of the Guaranteed Obligations or on any other property securing this Guaranty Agreement; (viii) any exchange, release or subordination of any Lien on any Collateral, or any release, amendment, waiver or subordination of any term of any guaranty of the Guaranteed Obligations or any other impairment of any collateral security or guaranty now or hereafter securing all or any part of the Guaranteed Obligations; (ix) any failure to dispose of any collateral security at any time securing all or any part of the Guaranteed Obligations in a commercially reasonable manner or as otherwise may be required by any Applicable Law; (x) any merger, reorganization, consolidation or dissolution of Borrower or any other Obligor, any sale, lease or transfer of any or all of the assets of Borrower or any other Obligor, or any change in name, business, organization, location, composition, structure or organization of Borrower or any other Obligor; (xi) any Change of Control or any other change in the shareholders of Borrower or any other Obligor; (xii) any invalidity or unenforceability of or defect or deficiency in any of the Loan Documents; (xiii) avoidance or subordination of the Guaranteed Obligations, or any portion thereof; (xiv) the unenforceability of all or any part of the Guaranteed Obligations against Borrower because any interest contracted for, charged, or received in respect of the Guaranteed Obligations exceeds the amount permitted by any Applicable Law; (xv) any waiver, consent, extension, forbearance, or granting of any indulgence by Lender with respect to the Guaranteed Obligations or any provision of any of the Loan Documents; (xvi) any delay in or lack of enforcement of any remedies under the Loan Documents; (xvii) the act of creating all or any part of the Guaranteed Obligations is ultra vires, or the officers or other representatives creating all or any part of the Guaranteed Obligations acted in excess of their authority; (xviii) any election of remedies by Lender; (xix) any of the Loan Documents were forged; (xx) the election by Lender in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) thereof; (xxi) any borrowing or grant of a security interest by Borrower or any other Obligor, as debtor-in-possession, under Section 364 of the Bankruptcy Code, or the use of cash collateral by Borrower, or any consent by Lender to any of the foregoing; (xxii) the disallowance in bankruptcy of all or any portion of the claims of any of Lender for payment of any of the Guaranteed Obligations; or (xxiii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense available to Borrower, Guarantor, or any other Obligor (other than Full Payment of the Guaranteed Obligations).

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6.	Consent and Waiver.

(a)           Guarantor hereby waives, to the maximum extent permitted under Applicable Law: (i) notice of acceptance of this Guaranty Agreement or other Loan Documents to which he is a party; (ii) notice of any Loans, Letters of Credit, or other financial accommodations made or extended under the Loan Documents; (iii) notice of the amount of the Guaranteed Obligations; (iv) notice of any adverse change in the financial condition of Borrower or any other Obligor or other Person or of any other fact that might affect Guarantor's risk with respect to the Guaranteed Obligations; (v) notice of presentment for payment, demand, protest, and notice thereof, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence, or promptness in enforcement and indulgences of every kind as to the Guaranteed Obligations; (vi) notice of any of the events or circumstances enumerated in paragraph 5 hereof, and all other notices and demands to which Guarantor might otherwise be entitled (except if such notice is specifically required to be given to Guarantor hereunder or under any of the Loan Documents to which Guarantor is a party); (vii) any requirement that Lender protect, secure, perfect, or insure any Lien on any Collateral or other property as security for the Guaranteed Obligations or exhaust any right or take any action against Borrower or any other Obligor or other Person or any Collateral; (viii) the benefit of any statute of limitation applicable to enforcement of the Guaranteed Obligations, or any portion thereof, or any Liens in the Collateral or other property as security for the Guaranteed Obligations; (ix) all rights by which Guarantor might be entitled to require suit against Borrower or any other Obligor or other Person in respect of any of the Guaranteed Obligations; or (x) any other defense of Borrower or any other Obligor or other Person (other than Full Payment of the Guaranteed Obligations).

(b)           Guarantor hereby waives and agrees not to assert against Lender, to the extent allowed by any Applicable Law: (i) any defense available to Borrower against Lender arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any Lien in the Collateral or any other property as security for the Guaranteed Obligations; and (ii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Lender under any Applicable Law.

(c)           Lender shall have the right to seek recourse against Guarantor to the fullest extent provided for herein, and no election by Lender to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender's right to proceed in any other form of action or proceeding or against other parties unless Lender has expressly waived such right in writing.  Without limiting the foregoing, no action or proceeding by Lender under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guaranty Agreement or other Loan Documents to which he is a party until Full Payment of the Guaranteed Obligations.

(d)           To the maximum extent permitted under Applicable Law, Guarantor waives, and agrees that his liability hereunder shall not be affected by, any neglect, delay, omission, failure, or refusal of Lender to (i) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guaranteed Obligations or the collection thereof or any Collateral or other security for or Guaranty of the Guaranteed Obligations, or any portion thereof, (ii) take or prosecute, or properly or diligently take or prosecute, any action for the collection of any or all of the Guaranteed Obligations against Borrower or any other Obligor or other Person in respect of any or all of the Guaranteed Obligations, (iii) foreclose or prosecute, or properly or diligently foreclose or prosecute, any action in connection with any agreement, document, or instrument or arrangement evidencing, securing, or otherwise affecting all or any part of the Guaranteed Obligations, or (iv) mitigate damages or take any other action to reduce, collect, or enforce the Guaranteed Obligations.

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(e)           Lender may at any time, without the consent of or notice to Guarantor, without incurring responsibility to Guarantor and without impairing, releasing, reducing, or affecting the obligations of Guarantor hereunder: (i) change the manner, place, or terms of payment of all or any part of the Guaranteed Obligations, or renew, extend, modify, rearrange, refinance, refund, or alter all or any part of the Guaranteed Obligations; (ii) sell, exchange, release, surrender, subordinate, realize upon, or otherwise deal with in any manner and in any order any Collateral and any Lien securing all or any part of the Guaranteed Obligations or setoff against all or any part of the Guaranteed Obligations; (iii) neglect, delay, omit, fail, or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Obligations or this Guaranty Agreement or other Loan Documents or to take or prosecute any action in connection with any of the Loan Documents; (iv) exercise or refrain from exercising any rights against Borrower, any other Obligor or Person, or otherwise act or refrain from acting; (v) settle or compromise all or any part of the Guaranteed Obligations or subordinate the payment of all or any part of the Guaranteed Obligations to the payment of any obligations, indebtedness, or liabilities which may be due or become due to Lender or others; (vi) apply any deposit balance, fund, payment, collections through process of law or otherwise, or other property of Borrower or any other Obligor to the satisfaction of indebtedness or obligations of Borrower to Lender not guaranteed under this Guaranty Agreement; (vii) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to Borrower or any other Obligor or other Person in respect thereof; (viii) amend or modify in any manner and at any time or from time to time any of the Loan Documents; (ix) partially or fully release or enforce, exchange, release or waive any security for the Guaranteed Obligations, or any portion thereof; and (x) bring suit against any and all Persons liable or obligated in respect of the Guaranteed Obligations, collectively together, jointly and severally, or separately, and apply any amounts obtained by Lender in such manner as Lender may elect, subject to the Loan Documents.

(f)           Should Lender seek to enforce the obligations hereunder by action in any court or otherwise, Guarantor waives, to the maximum extent permitted under Applicable Law, any requirement, substantive or procedural, that (i) rights or remedies be enforced first against Borrower or any other Obligor or other Person liable for all or any part of the Guaranteed Obligations, including, without limitation, that a judgment first be rendered against any such Person, or that Borrower or any other such Person should be joined in such cause or (ii) enforcement shall first be made against any Collateral or other property which shall ever have been given to secure all or any part of the Guaranteed Obligations.  Such waiver shall be without prejudice to Lender's to proceed against Borrower or any other Obligor or other Person, whether by separate action or by joinder.

(g)           If, in connection with the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including, without limitation, its right to a deficiency judgment in respect of the Guaranteed Obligations, whether because of any Applicable Law pertaining to election of remedies, disposition of collateral, or the like, Guarantor hereby consents to such action by Lender and waives any claim based upon such action.  Any action which results in the denial or impairment of any such right to seek a deficiency judgment against Borrower or any other Obligor or other Person shall not impair the obligation of Guarantor to Full Payment of the Guaranteed Obligations or any other obligation of Guarantor contained herein.

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(h)           Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, Lender is prevented by any Applicable Law from exercising its right to accelerate the maturity of all or any portion of the Guaranteed Obligations, to collect interest thereon, or to enforce or exercise any other right or remedy with respect thereto, or Lender is prevented from taking any action to enforce any Lien in the Collateral or any other property as security for the Guaranteed Obligations, Guarantor shall pay to Lender, on demand, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by Lender, as the case may be.

(i)           Guarantor hereby assumes sole responsibility for keeping himself informed of the financial condition of Borrower and each other Obligor or other Person liable for all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof.  Guarantor agrees that Lender shall not have any obligation or duty to advise him of any such condition or any such circumstance.

(j)           Guarantor consents and agrees that Lender shall not be under any obligation to marshal any assets in favor of Guarantor or otherwise in connection with obtaining payment of any or all of the Guaranteed Obligations from any Person or source.

(k)           Guarantor agrees that Lender may, at any time and from time to time in its discretion and with or without valuable consideration, allow substitution or withdrawal of Collateral or other security and release Collateral or other security without impairing or diminishing the liabilities or obligations of Guarantor hereunder.

(l)           Guarantor agrees that Lender shall not be liable for any failure to use diligence or care in the collection of the Guaranteed Obligations, in the creation or perfection of any lien, security interest, or assignment intended as security, or in preserving the liability of any Person liable or obligated on the Guaranteed Obligations.

(m)           All payments by Borrower and proceeds of Collateral shall be applied to the Obligations as provided by the Loan and Security Agreement.  Guarantor waives any requirement for Lender to apply any such payments or proceeds to the Term Loan except as may be provided by the Loan and Security Agreement.

7.             Default.  Upon the occurrence and during the continuation of an Event of Default, Guarantor agrees to pay to Lender, for the benefit of Lender, at Lender's office located in Dallas County, Texas or at such other place as Lender may specify to Guarantor in writing, on demand by Lender and without further notice of dishonor and without notice of any kind to any Obligor, Guarantor, or any other Person, the full unpaid amount of the Guaranteed Obligations, in immediately available funds, or such lesser amount, if any, as may then be due and payable and demanded by Lender from time to time.  If acceleration of the time for payment of any amount payable by Borrower or any other Obligor under or with respect to any of the Guaranteed Obligations is stayed or otherwise delayed upon the insolvency, bankruptcy, or reorganization of any Obligor, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be payable by Guarantor hereunder promptly on demand by Lender, and Guarantor expressly and unconditionally agrees to make Full Payment of the Guaranteed Obligations.

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8.	No Waiver, Remedies.

(a)            No failure on the part of Lender to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.  In no event shall any waiver of the provisions of this Guaranty Agreement be effective unless the same be in writing and signed by an officer of Lender, and then only in the specific instance and for the purpose given.  The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by any Applicable Law or any of the other Loan Documents.

(b)           Failure by Lender at any time or times hereafter to require strict performance by Borrower, any other Obligor, Guarantor, or any other Person of any of the requirements contained in any of the Loan Documents now or at any time, from time to time, hereafter executed and delivered by Borrower, any other Obligor, Guarantor, or any such other Person shall not waive, affect, or diminish the right to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of Lender or any officer or employee thereof.

(c)           No waiver of any Default or Event of Default or any other breach, default, or requirement shall operate as a waiver of any other Default or Event of Default or the same Default or Event of Default on a future occasion, and no action permitted hereunder shall in any way affect or impair any of the rights of Lender or the obligations of Guarantor under this Guaranty Agreement or under any of the other Loan Documents (except to the extent, if any, as may be specified in any such waiver).  Any determination by a court of competent jurisdiction of the amount of any principal and/or interest or other amount constituting any of the Guaranteed Obligations shall be conclusive and binding on Guarantor irrespective of whether Guarantor was a party to the suit or action in which such determination was made.

9.             Notice of Sale.  In the event that Guarantor is entitled to receive any notice under the UCC, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral or other property securing all or any part of the Guaranteed Obligations, it is agreed that at least ten days notice of the time and place of any public sale, or the time after which any private sale or other disposition may be made of any such Collateral or other property, shall be deemed to be reasonable notice in conformity with such requirements; provided, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

10.           Payment by Guarantor.  Whenever Guarantor pays any sum which is or may become due under this Guaranty Agreement, Guarantor shall also deliver written notice thereof to Lender contemporaneously with such payment.  Such notice shall be effective for purposes of this paragraph when given with such payment to Lender in a manner prescribed for notices hereunder.  For purposes of this Guaranty Agreement, in the absence of such notice in compliance with the provisions hereof, any sum received by Lender on account of the Guaranteed Obligations shall be conclusively deemed paid by Borrower.

11.           Lender.  Lender shall have all of the rights, powers, and benefits as are prescribed by the Loan Documents.

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12.           Cumulative Remedies; No Election.  If Guarantor is or becomes liable or obligated for the Guaranteed Obligations, by endorsement or otherwise, other than under this Guaranty Agreement, such liability or obligation shall not be in any manner impaired or affected hereby, and the rights and remedies of Lender hereunder shall be cumulative of any and all other rights and remedies that Lender may ever have against Guarantor.  The exercise by Lender of any right or remedy hereunder or under any other agreement, document, or instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.  This Guaranty Agreement may be enforced from time to time as often as occasion for enforcement may arise as may be determined by Lender, and it is agreed and understood that it shall not be necessary for Lender, in order to enforce payment by Guarantor, first to exercise any rights or remedies against Borrower, any other Obligor, the Collateral, or any other Person under the Loan Documents or any Applicable Law.

13.           Binding Effect.  This Guaranty Agreement, and Guarantor's performance hereunder, is for the benefit of Lender and its successors and permitted assigns, and in the event of an assignment by Lender, or its successors or permitted assigns, of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness, liabilities, and obligations so assigned, shall be deemed transferred with such indebtedness, liabilities, and obligations without necessity of further express action.  This Guaranty Agreement is binding upon Guarantor, and his successors and assigns.

14.           Subordination.  Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior Full Payment of all Guaranteed Obligations as herein provided.  After the occurrence and during the continuance of an Event of Default, the Subordinated Indebtedness shall not be payable, and no payment of principal, interest, or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly, by or on behalf of any Debtor (hereafter defined) or received, accepted, retained, or applied by Guarantor unless and until Full Payment of the Guaranteed Obligations.  If any sums shall be paid to Guarantor by any Debtor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of Guarantor under this Guaranty Agreement and may be applied by Lender against the Guaranteed Obligations in accordance with the Loan and Security Agreement.  Upon the request of Lender, Guarantor shall execute, deliver, and endorse to Lender such documentation as Lender may reasonably request to perfect, preserve, and enforce its rights hereunder.  For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means, with respect to Guarantor, all indebtedness, liabilities, and obligations of Borrower or any other Obligor other than Guarantor (Borrower and each such other Obligor, herein the "Debtors") to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.  Guarantor agrees that any and all Liens (including any judgment liens), upon any Debtor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Debtor's assets securing payment of the Guaranteed Obligations or any part thereof, regardless of whether such Liens in favor of Guarantor or Lender presently exist or are hereafter created or attached (provided that the foregoing shall not be interpreted or deemed to allow the existence of any such Liens to the extent otherwise prohibited by the Loan Documents).  Without the prior written consent of Lender, Guarantor shall not (i) file suit against any Debtor or exercise or enforce any other creditor's right he may have against any Debtor or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief, or insolvency proceeding) to enforce any obligations of any Debtor to Guarantor or any Liens held by Guarantor on assets of any Debtor.  In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Debtor as debtor, Lender shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee, or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Full Payment of the Guaranteed Obligations.  Lender may apply any such dividends, distributions, and payments against the Guaranteed Obligations in accordance with the Loan and Security Agreement or other Loan Documents.

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15.           Right of Setoff.  Guarantor hereby grants to Lender a right of setoff upon any and all monies, securities, or other property of Guarantor, and the proceeds therefrom, now or hereafter held or received by or in transit to Lender from or for the account of Guarantor, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposits (general or special) and credits of Guarantor, and any and all claims of Guarantor against Lender at any time existing.  The right of setoff granted pursuant to this paragraph shall be cumulative of and in addition to Lender's common law right of setoff.

16.           Further Assurances.  Upon the request of Lender, Guarantor will, at any time and from time to time, duly execute and deliver to Lender any and all such further agreements, documents, and instruments, and supply such additional information, as may be reasonably necessary to obtain the full benefits of this Guaranty Agreement.

17.           Savings.  If any provision of this Guaranty Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom.  Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Guaranty Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.  Notwithstanding anything to the contrary contained herein, no provision herein or in any other document evidencing the Guaranteed Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by any Applicable Law.  Guarantor and, by its acceptance of this Guaranty Agreement, the Lender, hereby confirms that it is the intention of such Person that this Guaranty Agreement and the obligations of Guarantor hereunder not constitute a fraudulent transfer or conveyance for the purposes of any Insolvency Proceeding, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Agreement and the obligations of Guarantor hereunder.  To effectuate the foregoing intention, the Lender and Guarantor hereby agree that the obligations of Guarantor under this Guaranty Agreement at any time shall be limited to the maximum amount as will not result in such obligations of Guarantor hereunder or this Guaranty Agreement constituting an unenforceable fraudulent transfer or fraudulent conveyance.

18.           Modification in Writing.  No modification, consent, amendment, or waiver of any provision of this Guaranty Agreement, and no consent to any departure by Guarantor herefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of Lender and, as to any modification or amendment, Guarantor, and then shall be effective only in the specific instance and for the specific purpose for which given.

19.           Expenses.  Guarantor agrees to pay on demand by Lender all reasonable out-of-pocket costs and expenses incurred by Lender in connection with the negotiation, preparation, execution, and performance of the terms and provisions of this Guaranty Agreement and any and all amendments, modifications, renewals, restatements, and/or supplements hereto from time to time, including, without limitation, the reasonable out-of-pocket fees and expenses of legal counsel to Lender.  If Guarantor should breach or fail to perform any provision of this Guaranty Agreement, Guarantor agrees to pay to Lender all costs and expenses incurred by Lender in the enforcement of this Guaranty Agreement from time to time, including, without limitation, the reasonable fees and expenses of all legal counsel to Lender.

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20.           No Oral Agreements.  THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN GUARANTOR AND LENDER RELATING TO THE SUBJECT MATTER OF THIS GUARANTY AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.  THIS GUARANTY AGREEMENT SUPERSEDES ALL PRIOR (IF ANY) ORAL AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS RELATING TO THE SUBJECT MATTER OF THIS GUARANTY AGREEMENT.

21.           Notices.  Unless otherwise specifically provided in this Guaranty Agreement, all notices or other communications required or permitted to be given under this Guaranty Agreement shall be given, if to Lender, as specified in the Loan and Security Agreement, or if to Guarantor, to Borrower in the manner specified in the Loan and Security Agreement.

22.           Survival.  All representations, warranties, covenants and agreements of Guarantor in this Guaranty Agreement shall survive the execution of this Guaranty Agreement.

23.           Counterparts.  This Guaranty Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same Guaranty Agreement.  Delivery of the signature page of this Guaranty Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart hereof and shall be deemed valid as an original.

24.           GOVERNING LAW.  THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

25.           Consent to Forum.  GUARANTOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER DALLAS COUNTY, TEXAS, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS GUARANTY AGREEMENT, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY HIM SOLELY IN ANY SUCH COURT.  GUARANTOR IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT HE MAY HAVE REGARDING SUCH COURT'S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM.  GUARANTOR IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 28.  Nothing herein shall limit the right of Lender to bring proceedings against Guarantor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law.  Nothing in this Guaranty Agreement shall be deemed to preclude enforcement by Lender of any judgment or order obtained in any forum or jurisdiction.

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26.           Waivers by Guarantor.  To the fullest extent permitted by Applicable Law, Guarantor waives (a) the right to trial by jury (which Lender hereby also waives) in any proceeding or dispute of any kind relating in any way to this Guaranty Agreement or the Guaranteed Obligations; (b) presentment, demand, protest and notice of presentment; (c) notice prior to taking possession or control of any Collateral for the Guaranteed Obligations; (d) any bond or security that might be required by a court prior to allowing Lender to exercise any rights or remedies; (e) the benefit of all valuation, appraisement and exemption laws; (f) any claim against Lender, on any theory of liability, for special, indirect, consequential, exemplary or punitive damages (as opposed to direct or actual damages) in any way relating to any Enforcement Action, Obligations, Loan Documents or transactions relating thereto; and (g) notice of acceptance hereof.  Guarantor acknowledges that the foregoing waivers are a material inducement to Lender entering into the Loan and Security Agreement and that Lender is relying upon the foregoing in its dealings with Borrower.  Guarantor has reviewed the foregoing waivers with his legal counsel and has knowingly and voluntarily waived his jury trial and other rights following consultation with legal counsel.  In the event of litigation, this Guaranty Agreement may be filed as a written consent to a trial by the court.

27.           Irrevocable Nature of Guaranty.  This Guaranty Agreement shall be irrevocable.  Guarantor acknowledges that any purported or attempted revocation shall constitute an Event of Default.

28.           Notice.  All notices and other communications to Guarantor pursuant to this Guaranty Agreement shall be in writing and shall be given to Guarantor, at Guarantor’s address shown on the signature page hereof, or at such other address as Guarantor may hereafter specify by notice in accordance with this Section 28.  Each such notice or other communication shall be effective only (a) if given by facsimile transmission, when transmitted to the applicable facsimile number, if confirmation of receipt is received; (b) if given by mail, three Business Days after deposit in the U.S. mail, with first-class postage pre-paid, addressed to the applicable address; or (c) if given by personal delivery, when duly delivered to the notice address with receipt acknowledged.  Any written notice or other communication that is not sent in conformity with the foregoing provisions shall nevertheless be effective on the date actually received by Guarantor.

29.           Headings.  The paragraph headings in this Guaranty Agreement are for convenience of identification only and do not limit any of the provisions hereof.

30.           Patriot Act Notice.  Guarantor acknowledges notice by Lender that pursuant to the requirements of the Patriot Act, Lender is required to obtain, verify and record information that identifies Guarantor, including his legal name, address, social security number, date of birth and other information that will allow Lender to identify him in accordance with the Patriot Act.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty Agreement as of the effective date specified in the introductory paragraph hereinabove.

GUARANTOR:

/s/ Richard J. Kurtz
Richard J. Kurtz

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